Exhibit 10.1

EXECUTION VERSION

$800,000,000

SESI, L.L.C.

7.125% Senior Notes due 2021

Purchase Agreement

November 21, 2011

J.P. Morgan Securities LLC

As Representative of the

several Initial Purchasers listed

in Schedule 1 hereto

c/o J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

Ladies and Gentlemen:

SESI, L.L.C., a Delaware limited liability company (the “Company”), and wholly owned subsidiary of Superior Energy Services, Inc., a Delaware corporation (the “Parent”), proposes to issue and sell to the several initial purchasers listed in Schedule 1 hereto (the “Initial Purchasers”), for whom you are acting as representative (the “Representative”), $800,000,000 principal amount of its 7.125% Senior Notes due 2021 (the “Securities”). The Securities will be issued pursuant to an Indenture to be dated as of December 6, 2011 (the “Indenture”) among the Company, Parent, the guarantors listed in Schedule 2 hereto (the “Subsidiary Guarantors” and, together with the Parent, the “Guarantors”) and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), and will be guaranteed on an unsecured senior basis, jointly and severally, by each of the Guarantors (the “Guarantees”).

The Securities will be sold to the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon an exemption therefrom. The Company and the Guarantors have prepared a preliminary offering memorandum dated November 21, 2011 (the “Preliminary Offering Memorandum”) and will prepare an offering memorandum dated the date hereof (the “Offering Memorandum”) setting forth information concerning the Company, the Guarantors and the Securities. Copies of the Preliminary Offering Memorandum have been, and copies of the Offering Memorandum will be, delivered by the Company to the Initial Purchasers pursuant to the terms of this Agreement. The Company hereby confirms that it has authorized the use of the Preliminary Offering Memorandum, the other Time of Sale Information (as defined below) and the Offering Memorandum in connection with the offering and resale of the Securities by the Initial Purchasers in the manner contemplated by this Agreement. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Preliminary Offering Memorandum. References herein to the Preliminary Offering Memorandum, the Time of Sale Information and the Offering Memorandum shall be deemed to refer to and include any document incorporated by reference therein and any reference to “amend,” “amendment” or

“supplement” with respect to the Preliminary Offering Memorandum or the Offering Memorandum shall be deemed to refer to and include any documents filed after such date and incorporated by reference therein. References herein to the Preliminary Offering Memorandum, the Time of Sale Information and the Offering Memorandum shall be deemed to refer to and include the preliminary Canadian offering memorandum dated November 21, 2011 (the “Preliminary Canadian Offering Memorandum”) and the Canadian offering memorandum dated the date hereof (the “Final Canadian Offering Memorandum”), respectively.

At or prior to the time when sales of the Securities were first made (the “Time of Sale”), the following information shall have been prepared (collectively, the “Time of Sale Information”): the Preliminary Offering Memorandum, as supplemented and amended by the written communications listed on Annex A hereto.

The Securities are being offered and sold by the Company in connection with the merger (the “Complete Merger”) of Complete Production Services, Inc., a Delaware corporation (“Complete”), with and into SPN Fairway Acquisition, Inc., a Delaware corporation and a wholly-owned subsidiary of the Parent (“Merger Sub”), with Merger Sub as the surviving corporation and an indirect wholly-owned subsidiary of the Parent, pursuant to the Agreement and Plan of Merger, dated as of October 9, 2011 (the “Agreement and Plan of Merger”), among the Parent, Merger Sub and Complete. In connection with the Complete Merger, the Company intends to enter into an amended and restated credit agreement consisting of (i) up to a $400 million five-year term loan (together with all documents related to such term loan, the “Term Loan”); and (ii) up to a $600 million five-year revolving credit facility (together with all documents related to such revolving credit facility, the “Revolving Credit Facility”, and, together with the Term Loan, the “Amended and Restated Credit Facility”), with JPMorgan Chase Bank, N.A., as Administrative Agent, Wells Fargo Bank, N.A. as a lender and the other lenders party thereto, all as described in the Time of Sale Information. The Complete Merger, the entering into of the Amended and Restated Credit Facility, the issuance and sale of the Securities and the satisfaction and discharge of the indenture, dated as of December 6, 2006, by and among Complete, Wells Fargo Bank, National Association, as trustee, and the guarantors named therein, as amended and supplemented from time to time (the “Existing Complete Indenture”), relating to Complete’s $650.0 million aggregate principal amount of 8% Senior Notes due 2016 are referred to collectively as the “Transactions.” Following consummation of the Complete Merger, but in any event within 15 days thereof, Merger Sub (as the surviving company of the Complete Merger) will enter into a joinder agreement to this Agreement, the form of which is attached hereto as Exhibit B (the “Joinder Agreement”), pursuant to which Merger Sub and certain of its subsidiaries (the “Complete Guarantors”) would become a party to this Agreement. In addition, following consummation of the Complete Merger, but in any event within 15 days thereof, Merger Sub (as the surviving company of the Complete Merger) and the Complete Guarantors would also each become a Guarantor pursuant to the terms of the Indenture upon execution of a supplemental indenture (the “Supplemental Indenture”) and a party to the Registration Rights Agreement (as defined below) pursuant to a joinder to the Registration Rights Agreement (the “Joinder to the Registration Rights Agreement”).

Holders of the Securities (including the Initial Purchasers and their direct and indirect transferees) will be entitled to the benefits of a Registration Rights Agreement, to be dated the Closing Date (as defined below) and substantially in the form attached hereto as Exhibit A (the

“Registration Rights Agreement”), pursuant to which the Company and the Guarantors (and upon the execution and delivery of the Joinder to the Registration Rights Agreement, Complete and the Complete Guarantors) will agree to file one or more registration statements with the Securities and Exchange Commission (the “Commission”) providing for the registration under the Securities Act of the Securities or the Exchange Securities referred to (and as defined) in the Registration Rights Agreement.

The Company hereby confirms its agreement with the several Initial Purchasers concerning the purchase and resale of the Securities, as follows:

1. Purchase and Resale of the Securities. The Company agrees to issue and sell the Securities to the several Initial Purchasers as provided in this Agreement, and each Initial Purchaser, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees, severally and not jointly, to purchase from the Company the respective principal amount of Securities set forth opposite such Initial Purchaser’s name in Schedule 1 hereto at a price equal to 98.25% of the principal amount thereof plus accrued interest, if any, from December 6, 2011 to the Closing Date. The Company will not be obligated to deliver any of the Securities except upon payment for all the Securities to be purchased as provided herein.

(a) The Company understands that the Initial Purchasers intend to offer the Securities for resale on the terms set forth in the Time of Sale Information. Each Initial Purchaser, severally and not jointly, represents and warrants to, and agrees with, the Company that:

(i) it is a qualified institutional buyer within the meaning of Rule 144A under the Securities Act (a “QIB”) and an accredited investor within the meaning of Rule 501(a) of Regulation D under the Securities Act (“Regulation D”);

(ii) it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; and

(iii) it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities as part of their initial offering except:

(A) within the United States to persons whom it reasonably believes to be QIBs in transactions pursuant to Rule 144A under the Securities Act (“Rule 144A”) and in connection with each such sale, it has taken or will take reasonable steps to ensure that the purchaser of the Securities is aware that such sale is being made in reliance on Rule 144A; or

(B) in accordance with the restrictions set forth in Annex C hereto.

(b) Each Initial Purchaser acknowledges and agrees that the Company and, for purposes of the “no registration” opinions to be delivered to the Initial Purchasers pursuant to Sections 6(f) and 6(g), counsel for the Company and counsel for the Initial Purchasers, respectively, may rely upon the accuracy of the representations and warranties of the Initial Purchasers, and compliance by the Initial Purchasers with their agreements, contained in paragraph (b) above (including Annex C hereto), and each Initial Purchaser hereby consents to such reliance.

(c) The Company acknowledges and agrees that the Initial Purchasers may offer and sell Securities to or through any affiliate of an Initial Purchaser and that any such affiliate may offer and sell Securities purchased by it to or through any Initial Purchaser.

(d) The Company and the Guarantors acknowledge and agree that the Initial Purchasers are acting solely in the capacity of an arm’s length contractual counterparty to the Company and the Guarantors with respect to the offering of Securities contemplated hereby (including in connection with determining the terms of the offering) and not as financial advisors or fiduciaries to, or agents of, the Company, the Guarantors or any other person. Additionally, neither the Representative nor any other Initial Purchaser is advising the Company, the Guarantors or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company and the Guarantors shall consult with their own advisors concerning such matters and shall be responsible for making their own independent investigation and appraisal of the transactions contemplated hereby, and neither the Representative nor any other Initial Purchaser shall have any responsibility or liability to the Company or the Guarantors with respect thereto. Any review by the Representative or any Initial Purchaser of the Company, the Guarantors, and the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Representative or such Initial Purchaser, as the case may be, and shall not be on behalf of the Company, the Guarantors or any other person.

2. Payment and Delivery.

(a) Payment for and delivery of the Securities will be made at the New York offices of Simpson Thacher & Bartlett LLP at 9:00 A.M., Central time, on December 6, 2011, or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Representative and the Company may agree upon in writing. The time and date of such payment and delivery is referred to herein as the “Closing Date.”

(b) Payment for the Securities shall be made by wire transfer in immediately available funds for the purchase price thereof to the account(s) specified by the Company to the Representative against delivery to the nominee of The Depository Trust Company (“DTC”), for the account of the Initial Purchasers, of one or more global notes representing the Securities (collectively, the “Global Note”), with any transfer taxes payable in connection with the sale of the Securities duly paid by the Company. The Global Note will be made available for inspection by the Representative not later than 1:00 P.M., New York City time, on the business day prior to the Closing Date.

3. Representations and Warranties of the Company and the Guarantors. The Company and the Guarantors jointly and severally represent and warrant to each Initial Purchaser that as of the date hereof and as of the Closing Date:

(a) Preliminary Offering Memorandum, Time of Sale Information and Offering Memorandum. The Preliminary Offering Memorandum, as of its date, did not, the Time of Sale Information, at the Time of Sale, did not, and at the Closing Date, will not, and the Offering Memorandum, as of its date and as of the Closing Date, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, that the Company and the Guarantors make no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through the Representative expressly for use in the Preliminary Offering Memorandum, the Time of Sale Information or the Offering Memorandum.

(b) Additional Written Communications. The Company and the Guarantors (including their agents and representatives, other than the Initial Purchasers in their capacity as such) have not prepared, made, used, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any written communication that constitutes an offer to sell or solicitation of an offer to buy the Securities (each such communication by the Company and the Guarantors or their agents and representatives (other than a communication referred to in clauses (i), (ii) and (iii) below) an “Issuer Written Communication”) other than (i) the Preliminary Offering Memorandum, (ii) the Offering Memorandum, (iii) the documents listed on Annex A hereto, including a term sheet substantially in the form of Annex B hereto, which constitute part of the Time of Sale Information, and (iv) any electronic road show or other written communications, in each case used in accordance with Section 4(c). Each such Issuer Written Communication, when taken together with the Time of Sale Information, did not, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company and the Guarantors make no representation and warranty with respect to any statements or omissions made in each such Issuer Written Communication in reliance upon and in conformity with information furnished to the Company in writing by any Initial Purchaser through the Representative expressly for use in any Issuer Written Communication.

(c) Incorporated Documents. The documents incorporated by reference in each of the Time of Sale Information and the Offering Memorandum, when filed with the Commission, conformed or will conform, as the case may be, in all material respects to the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the Commission thereunder, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d) Financial Statements. The financial statements of the Parent and the related notes thereto included or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum, and to the knowledge of the Company, the financial statements of Complete and the related notes thereto, included or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum, present fairly the consolidated financial position of the Parent and its subsidiaries and Complete and its Subsidiaries, as applicable, as of the dates indicated, and the results of their operations and the changes in their cash flows for the periods specified; such financial statements of the Parent, and to the knowledge of the Company, of Complete have been prepared in conformity with generally accepted accounting principles as applied in the U.S. and applied on a consistent basis throughout the periods covered thereby, except as may be expressly stated in the related notes thereto; the other financial information included or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum (including, to the knowledge of the Company, the financial information relating to Complete) has been derived from the accounting records of the Parent and its subsidiaries (or, to the knowledge of the Company, Complete and its subsidiaries, as applicable) and presents fairly the information shown thereby; and the pro forma financial information and the related notes thereto included or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum has been prepared in accordance with the Commission’s rules and guidance with respect to pro forma financial information, and the assumptions underlying such pro forma financial information are reasonable and are set forth in each of the Time of Sale Information and the Offering Memorandum. The interactive data in eXtensbile Business Reporting Language with respect to the Parent included or incorporated by reference in the Time of Sale Information and the Offering Memorandum fairly presents the information called for in all material respects and is prepared in accordance with the Commission’s rules and guidelines applicable thereto. To the knowledge of the Company, the interactive data in eXtensbile Business Reporting Language with respect to Complete included or incorporated by reference in the Time of Sale Information and the Offering Memorandum fairly presents the information called for in all material respects and is prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(e) No Material Adverse Change. Since the date of the most recent financial statements of the Parent or Complete, as applicable, included or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum (i) there has not been any change in the long-term debt of the Parent or any of its subsidiaries or to the knowledge of the Company, Complete or any of its subsidiaries, as applicable, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Parent or Complete, as applicable, on any class of capital stock, or any material adverse change, or any development that could reasonably be expected to result in a material adverse change, in or affecting the business, properties, rights, assets, management, financial position, results of operations or prospects of the Parent and its subsidiaries taken as a whole on a pro forma basis after giving effect to the Transactions; (ii) neither the Parent nor any of its subsidiaries nor, to the knowledge of the Company, Complete nor any of its subsidiaries has entered into any transaction or agreement that is material to the Parent and its subsidiaries taken as a whole, or Complete and its subsidiaries taken as a whole, as the case may be, or incurred any liability or obligation, direct or contingent, that is material to the Parent and its subsidiaries taken as a whole or that is material to Complete and its subsidiaries taken as a whole, as applicable; and (iii) neither the Parent nor any of its subsidiaries nor, to the knowledge of the Company, Complete nor any of its subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in each case as otherwise disclosed in each of the Time of Sale Information and the Offering Memorandum.

(f) Organization and Good Standing. The Parent and each of its subsidiaries and, to the knowledge of the Company, Complete and each of its subsidiaries, have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except with respect to the Parent and each of its subsidiaries and Complete and each of its subsidiaries, where the failure to be so qualified, in good standing or have such power or authority would not, individually or in the aggregate, have a material adverse effect on the business, properties, rights, assets, management, financial position, results of operations or prospects of the Parent and its subsidiaries taken as a whole on a pro forma basis after giving effect to the Transactions, or on the performance by the Company and the Guarantors of their obligations under this Agreement, the Securities and the Guarantees (a “Material Adverse Effect”). The subsidiaries listed in Schedules 3-A and 3-B to this Agreement are the only subsidiaries of the Parent and, to the knowledge of the Company, Complete, as applicable.

(g) Capitalization. The Parent has an authorized capitalization as set forth in each of the Time of Sale Information and the Offering Memorandum under the heading “Capitalization” as of the date indicated therein; and all the outstanding shares of capital stock or other equity interests of each subsidiary of the Parent have been duly and validly authorized and issued, are fully paid and non-assessable (except, in the case of any foreign subsidiary, for directors’ qualifying shares) and, except as set forth on Schedule 3-A, are owned directly or indirectly by the Parent, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party (collectively, “Liens”), except for Liens pursuant to the Second Amended and Restated Credit Agreement, dated as of May 29, 2009 (as amended or modified from time to time, the “Existing Credit Agreement”) which will be amended and restated into the Amended and Restated Credit Facility in connection with the Transactions.

(h) Due Authorization. The Company and each of the Guarantors have full right, power and authority to execute and deliver this Agreement, the Securities, the Indenture (including each Guarantee of each of the Guarantors set forth therein), the Supplemental Indenture, the Exchange Securities (including the related guarantees), the Registration Rights Agreement, the Joinder to the Registration Rights Agreement and the Amended and Restated Credit Facility documentation (such documents, together with the Merger Agreement, the “Transaction Documents”), as applicable, and to perform their respective obligations hereunder and thereunder; and all action required to be taken for the due and proper authorization, execution and delivery of each of the Transaction Documents and the consummation of the transactions contemplated thereby has been duly and validly taken.

(i) The Indenture. (i) The Indenture has been duly authorized by the Company and each of the Guarantors and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Company and each of the Guarantors enforceable against the Company and each of the Guarantors in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability (collectively, the “Enforceability Exceptions”); (ii) the Supplemental Indenture will be duly authorized by Complete and each of the Complete Guarantors following consummation of the Complete Merger (but in any event within 15 days thereafter) and, when duly executed and delivered in accordance with its terms by each of the parties thereto, the Indenture, as supplemented by the Supplemental Indenture, will constitute a valid and legally binding agreement of Complete and each of the Complete Guarantors, enforceable against Complete and each of the Complete Guarantors in accordance with its terms, subject to the Enforceability Exceptions; and (iii) on the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and the rules and regulations of the Commission applicable to an indenture that is qualified thereunder.

(j) The Securities and the Guarantees. The Securities have been duly authorized for issuance and sale by the Company pursuant to this Agreement and the Indenture and, when duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture; and the Guarantees have been duly authorized for issuance by each of the Guarantors pursuant to this Agreement and the Indenture and, and, upon consummation of the Complete Merger and upon the effectiveness of the Supplemental Indenture, when the Securities have been duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be valid and legally binding obligations of each of the Guarantors, Complete and the Complete Guarantors, enforceable against each of the Guarantors, Complete and the Complete Guarantors in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

(k) The Exchange Securities. On the Closing Date, the Exchange Securities (including the related Guarantees) will have been duly authorized for issuance by the Company and each of the Guarantors and following consummation of the Complete Merger (but in any event within 15 days thereafter), the related Guarantees of the Exchange Securities by Complete and the Complete Guarantors will have been duly authorized by Complete and the Complete Guarantors and, when duly executed, authenticated, issued and delivered as contemplated by the Registration Rights Agreement and the Joinder to the Registration Rights Agreement, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company, as issuer, and each of the Guarantors, Complete and the Complete Guarantors, as guarantor, enforceable against the Company and each of the Guarantors, Complete and the Complete Guarantors in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

(l) Purchase and Registration Rights Agreements. This Agreement has been duly authorized, executed and delivered by the Company and each of the Guarantors. The Registration Rights Agreement has been duly authorized by the Company and each of the Guarantors and on the Closing Date, will be duly executed and delivered by the Company and each of the Guarantors and following consummation of the Complete Merger (but in any event within 15 days thereafter), the Joinder to the Registration Rights Agreement will be duly authorized, executed and delivered by Complete and the Complete Guarantors and, when each is duly executed and delivered in accordance with its terms by each of the parties thereto, the Registration Rights Agreement will constitute a valid and legally binding agreement of the Company, each of the Guarantors, Complete and the Complete Guarantors enforceable against the Company, each of the Guarantors, Complete and the Complete Guarantors in accordance with its terms, subject to the Enforceability Exceptions, and except that rights to indemnity and contribution thereunder may be limited by applicable law and public policy.

(m) Credit Agreement Amendment. The Third Amendment to the Existing Credit Agreement (the “Credit Agreement Amendment”) has been duly authorized, executed and delivered by the Company and the Guarantors and constitutes a valid and legally binding agreement of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with its terms, subject to the Enforceability Exceptions.

(n) Descriptions of the Transaction Documents. Each Transaction Document will conform in all material respects to the description thereof contained in each of the Time of Sale Information and the Offering Memorandum.

(o) No Violation or Default. Neither the Parent nor any of its subsidiaries, or to the knowledge of the Company, Complete or any of its subsidiaries, is (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Parent or any of its subsidiaries, or to the knowledge of the Company,

Complete or any of its subsidiaries, is a party or by which the Parent or any of its subsidiaries, or, to the knowledge of the Company, Complete or any of its subsidiaries, is bound or to which any of the properties, rights or assets of the Parent or any of its subsidiaries, or the knowledge of the Company, Complete or any of its subsidiaries, is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

(p) No Conflicts. After giving effect to the Credit Agreement Amendment, the execution, delivery and performance by the Company, each of the Guarantors and, to the knowledge of the Company, Complete and the Complete Guarantors, of each of the Transaction Documents to which each is a party, the issuance and sale of the Securities (including the Guarantees) and compliance by the Company, each of the Guarantors and, to the knowledge of the Company, Complete and the Complete Guarantors, with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties, rights or assets of the Parent or any of its subsidiaries or, to the knowledge of the Company, Complete or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Parent or any of its subsidiaries, or, to the knowledge of the Company, Complete or any of it its subsidiaries is a party or by which the Parent or any of its subsidiaries, or to the knowledge of the Company, Complete or any of its subsidiaries is bound or to which any of the properties, rights or assets of the Parent or any of its subsidiaries or, to the knowledge of the Company, Complete or any of its subsidiaries, is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Parent or any of its subsidiaries, or to the knowledge of the Company, Complete or any of its subsidiaries or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (i) and (iii) above, for any such conflict, breach, violation, default, lien, charge or encumbrance that would not, individually or in the aggregate, have a Material Adverse Effect and except, in the case of clause (i) only with respect to Complete and its subsidiaries, for any such conflict or breach or violation under the Complete Existing Indenture or Complete’s Third Amended and Restated Credit Agreement, dated as of June 13, 2011 among Complete, the borrowers named therein, Wells Fargo Bank, National Association, and the lenders party thereto (the “Complete Credit Agreement”) which conflicts, breaches or violations shall be cured in connection with the entering into of the Amended and Restated Credit Facility and the other refinancing transactions contemplated hereby and in connection with the Complete Merger.

(q) No Consents Required. No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company and each of the Guarantors, and to the knowledge of the Company, Complete and each of the Complete Guarantors of each of the Transaction Documents to which each is or will be a party, the issuance and sale of the Securities (including the Guarantees) and compliance by the Company, each of the Guarantors and, to the knowledge of the Company, Complete and each of the Compolete Guarantors with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents, except for such consents, approvals, authorizations, orders and registrations or qualifications as may be required (i) under applicable state securities laws in connection with the purchase and resale of the Securities by the Initial Purchasers; (ii) with respect to the Exchange Securities (including the related guarantees) under the Securities Act, the Trust Indenture Act and applicable state securities laws as contemplated by the Registration Rights Agreement; and (iii) solely with respect to the Complete Merger, pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and any applicable foreign antitrust or competition laws, the applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder, the General Corporation Law of the State of Delaware and the applicable requirements of the New York Stock Exchange.

(r) Legal Proceedings. Except as described in each of the Time of Sale Information and the Offering Memorandum, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Parent or any of its subsidiaries is or, to the knowledge of the Company and each of the Guarantors, may be a party or to which any property of the Parent or any of its subsidiaries is or, to the knowledge of the Company and each of the Guarantors, may be the subject or to the knowledge of the Company, that Complete or any of its subsidiaries is or may be a party or to which any property of Complete or any of its subsidiaries is or may be subject, that, individually or in the aggregate, if determined adversely to the Parent, any of its subsidiaries or Complete or any of its subsidiaries could reasonably be expected to have a Material Adverse Effect; and no such investigations, actions, suits or proceedings are threatened or, to the knowledge of the Company and each of the Guarantors, contemplated by any governmental or regulatory authority or by others.

(s) Independent Accountants. KPMG LLP, which has certified certain financial statements of the Parent and its subsidiaries, is an independent public accounting firm with respect to the Parent and its subsidiaries, within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board (United States) and as required by the Securities Act; and to the knowledge of the Company, Grant Thornton LLP, which has certified certain financial statements of Complete and its subsidiaries, is an independent public accounting firm with respect to Complete and its subsidiaries within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board (United States) and as required by the Securities Act.

(t) Title to Real and Personal Property. The Parent and its subsidiaries and, to the knowledge of the Company, Complete and its subsidiaries, have good and marketable title to, or have valid rights to lease or otherwise use, all items of real and personal property that are material to the respective businesses of the Parent and its subsidiaries and, to the knowledge of the Company, Complete and its subsidiaries, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except those that (i) do not materially interfere with the use made and proposed to be made of such property by the Parent and its subsidiaries or Complete and its subsidiaries, as applicable; (ii) could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; or (iii) with respect to the Parent and its subsidiaries, secure obligations under the Existing Credit Agreement and with respect to Complete and its subsidiaries, secure obligations under the Complete Credit Agreement.

(u) Title to Intellectual Property. (i) The Parent and its subsidiaries and, to the knowledge of the Company, Complete and its subsidiaries, own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, domain names, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and all other U.S. and foreign intellectual property rights (collectively, “Intellectual Property”) necessary for the conduct of their respective businesses as presently being conducted and as described in the Time of Sale Information and the Offering Memorandum; (ii) with respect to the Parent and its subsidiaries, the conduct of their respective businesses does not infringe, misappropriate or otherwise violate any Intellectual Property rights of others and with respect to Complete and its subsidiaries, to the knowledge of the Company, the conduct of the businesses of Complete and its subsidiaries does not infringe, misappropriate or otherwise violate any Intellectual Property rights of others; (iii) the Parent and its subsidiaries and, to the knowledge of the Company, Complete and its subsidiaries have not received any written notice of any claim of infringement, misappropriation or other violation of any Intellectual Property rights of others; and (iv) to the knowledge of the Company and any Guarantor, the Intellectual Property owned by Parent and its subsidiaries, and to the knowledge of the Company, the Intellectual Property owned by Complete and its subsidiaries, is not being infringed, misappropriated or otherwise violated by any third party, except, in the case of clauses (ii) through (iv) above, for any such instance that would not, individually or in the aggregate have a Material Adverse Effect.

(v) No Undisclosed Relationships. No relationship, direct or indirect, exists between or among the Parent or any of its subsidiaries, or, to the knowledge of the Company, Complete or any of its subsidiaries, on the one hand, and the directors, officers, stockholders or other affiliates of the Parent or any of its subsidiaries or, to the knowledge of the Company, Complete or any of its subsidiaries, on the other, that would be required by the Securities Act to be described in a registration statement to be filed with the Commission and that is not so described in each of the Time of Sale Information and the Offering Memorandum.

(w) Investment Company Act. None of the Parent or any of its subsidiaries or, to the knowledge of the Company, Complete or any of its subsidiaries, is, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in each of the Time of Sale Information and the Offering Memorandum, none of them will be, an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Investment Company Act”).

(x) Taxes. The Parent and its subsidiaries and, to the knowledge of the Company, Complete and its subsidiaries, have paid all federal, state, local and foreign taxes and filed all tax returns required to be paid or filed through the date hereof, except where the failure to pay or file would not, individually or in the aggregate, have a Material Adverse Effect; and except as otherwise disclosed in each of the Time of Sale Information and the Offering Memorandum, there is no material tax deficiency that has been, or could reasonably be expected to be, asserted against the Parent or any of its subsidiaries or any of their respective properties or assets or, to the knowledge of the Company, Complete or any of its subsidiaries or any of their respective properties or assets.

(y) Licenses and Permits. The Parent and its subsidiaries and, to the knowledge of the Company, Complete and its subsidiaries possess all licenses, sub-licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in each of the Time of Sale Information and the Offering Memorandum, except where the failure to possess or make the same would not, individually or in the aggregate, have a Material Adverse Effect; and except as described in each of the Time of Sale Information and the Offering Memorandum, none of the Parent or any of its subsidiaries or, to the knowledge of the Company, Complete or any of its subsidiaries has received notice of any revocation or modification of any such license, sub-license, certificate, permit or authorization which would, individually or in the aggregate, have a Material Adverse Effect or has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course.

(z) No Labor Disputes. No labor disturbance by or dispute with employees of the Parent or any of its subsidiaries or, to the knowledge of the Company, Complete or any of its subsidiaries, exists or, to the knowledge of the Company and each of the Guarantors, is contemplated or threatened with respect to employees of Parent or any of its subsidiaries and, to the knowledge of the Company, with respect to employees of Complete or any of its subsidiaries.

(aa) Compliance With Environmental Laws. (i) The Parent and its subsidiaries and, to the knowledge of the Company, Complete and its subsidiaries (x) are, and at all prior times were, in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, requirements, decisions and orders relating to the protection of human health or safety, the environment, natural resources, hazardous or toxic substances or wastes, petroleum products, pollutants or contaminants (collectively “Environmental Laws”), (y) have received and are in compliance with all permits, licenses, certificates or other authorizations or approvals required of them under applicable Environmental Laws to conduct their respective businesses, and (z) have not received notice of any actual or potential liability under or relating to any Environmental

Laws, including for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, and have no knowledge of any event or condition that would reasonably be expected to result in any such notice; (ii) there are no costs or liabilities associated with Environmental Laws of or relating to the Parent or its subsidiaries or, to the knowledge of the Company, Complete or its subsidiaries, except in the case of each of (i) and (ii) above, for any such failure to comply, or failure to receive required permits, licenses or approvals, or cost or liability, as would not, individually or in the aggregate, have a Material Adverse Effect; and (iii) except as described in each of the Time of Sale Information and the Offering Memorandum, (x) there are no proceedings that are pending, or that are known to be contemplated, against the Parent or any of its subsidiaries or, to the knowledge of the Company, Complete or any of its subsidiaries under any Environmental Laws in which a governmental entity is also a party, other than such proceedings regarding which it is reasonably believed no monetary sanctions of $100,000 or more will be imposed, (y) the Parent and its subsidiaries and, to the knowledge of the Company, Complete and its subsidiaries are not aware of any issues regarding compliance with Environmental Laws, or liabilities or other obligations under Environmental Laws or concerning hazardous or toxic substances or wastes, pollutants or contaminants, that could reasonably be expected to have a material effect on the capital expenditures, earnings or competitive position of the Parent and its subsidiaries, and (z) none of the Parent and its subsidiaries, or to the knowledge of the Company, Complete and its subsidiaries, anticipates material capital expenditures relating to any Environmental Laws.

(bb) Compliance With ERISA. (i) Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), for which the Parent or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) or, to the knowledge of the Company, for which Complete or any member of Complete’s “Controlled Group” would have any liability (each, a “Plan”) has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Code; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan of the Parent or any member of its Controlled Group or has occurred, to the knowledge of the Company, with respect to any Plan of Complete or any member of its Controlled Group, in each case excluding transactions effected pursuant to a statutory or administrative exemption; (iii) for each Plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no Plan of the Parent or its Controlled Group or, to the knowledge of the Company, of Complete or its Controlled Group has failed (whether or not waived), or is reasonably expected to fail, to satisfy the minimum funding standards (within the meaning of Section 302 of ERISA or Section 412 of the Code) applicable to such Plan; (iv) no Plan of the Parent or its Controlled Group or, to the knowledge of the Company, of Complete or its Controlled Group is, or is reasonably expected to be, in “at risk status” (within the meaning of Section 303(i) of ERISA) or “endangered status” or “critical status” (within the meaning of Section 305 of ERISA); (v) the fair market value of the assets of each Plan of the Parent or its Controlled Group or, to the knowledge of the

Company, of Complete or its Controlled Group exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan); (vi) no “reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred or is reasonably expected to occur with respect to any Plan of the Parent or its Controlled Group or, to the knowledge of the Company, of Complete or its Controlled Group; (vii) each Plan of the Parent or its Controlled Group or, to the knowledge of the Company, of Complete or its Controlled Group that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification and (viii) none of the Parent or any member of its Controlled Group or, to the knowledge of the Company, Complete or any member of Complete’s Controlled Group, respectively, has incurred, nor reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the PBGC, in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan”, within the meaning of Section 4001(a)(3) of ERISA); except in each case with respect to the events or conditions set forth in (i) through (viii) hereof, as would not, individually or in the aggregate, have a Material Adverse Effect.

(cc) Disclosure Controls. The Parent and its subsidiaries and, to the knowledge of the Company, Complete and its subsidiaries, maintain an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that is designed to ensure that information required to be disclosed by the Parent and Complete, respectively, in reports that either of them files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Parent’s management and Complete’s management, respectively, as appropriate to allow timely decisions regarding required disclosure. The Parent and its subsidiaries and, to the knowledge of the Company, Complete and its subsidiaries, have carried out evaluations of the effectiveness of their disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act.

(dd) Accounting Controls. The Parent and its subsidiaries and, to the knowledge of the Company, Complete and its subsidiaries, maintain systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. The Parent and its subsidiaries maintain internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (v) interactive data in eXtensbile Business Reporting Language included or incorporated by reference in the Time of Sale Information and the Offering Memorandum is prepared in accordance with the Commission’s rules and guidelines applicable thereto. To the knowledge of the Company, Complete and its subsidiaries maintain internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (v) interactive data in eXtensbile Business Reporting Language included or incorporated by reference in the Time of Sale Information and the Offering Memorandum is prepared in accordance with the Commission’s rules and guidelines applicable thereto. There are no material weaknesses or significant deficiencies in the internal controls of the Parent and its subsidiaries and, to the knowledge of the Company and, in the internal controls of Complete and its subsidiaries.

(ee) Insurance. The Parent and its subsidiaries and, to the knowledge of the Company, Complete and its subsidiaries, have insurance in such amounts and covering such losses and risks as, in Parent’s reasonable determination, is adequate to protect the Parent and its subsidiaries and, to the knowledge of the Company, Complete and its subsidiaries, as well as their respective businesses and is customary for companies engaged in similar businesses in similar industries; and none of the Parent or any of its subsidiaries or, to the knowledge of the Company, Complete or any of its subsidiaries, has (i) received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (ii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.

(ff) No Unlawful Payments. None of the Parent or any of its subsidiaries nor, to the knowledge of the Company, Complete or any of its subsidiaries, nor to the knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Parent or any of its subsidiaries or, to the knowledge of the Company and each of the Guarantors, any director, officer, agent, employee or other person associated with or acting on behalf of Complete or any of Complete’s subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; (iv) the Bribery Act 2010 of the United Kingdom; or (v) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(gg) Compliance with Money Laundering Laws. The operations of the Parent and its subsidiaries and, to the knowledge of the Company, Complete and its subsidiaries, are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Parent or any of its subsidiaries or, to the knowledge of the Company, Complete or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or any of the Guarantors, with respect to the Parent or any of its subsidiaries, or to the knowledge of the Company, with respect to Complete or any of its subsidiaries, threatened.

(hh) Compliance with OFAC. None of the Parent, any of its subsidiaries or, to the knowledge of the Company, Complete or any of Complete’s subsidiaries, or, to the knowledge of the Company or any of the Guarantors, any director, officer, agent, employee or affiliate of the Parent or any of its subsidiaries or to the knowledge of the Company, any director, officer, agent, employee or affiliate of Complete or any of Complete’s subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”); and the Parent will not directly or indirectly use the proceeds of the offering of the Securities hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(ii) Solvency. On and immediately after the Closing Date and the closing date of the Complete Merger, the Company and the Guarantors (after giving effect to the issuance of the Securities and the other transactions related thereto as described in each of the Time of Sale Information and the Offering Memorandum) will be Solvent. As used in this paragraph, the term “Solvent” means, with respect to a particular date, that on such date (i) the present fair market value (or present fair saleable value) of the assets of the Company and the Guarantors is not less than the total amount required to pay the liabilities of the Company and the Guarantors on their total existing debts and liabilities (including contingent liabilities) as they become absolute and matured; (ii)subject to the security interests granted pursuant to the collateral documents relating to the Existing Credit Agreement, the Company and the Guarantors are able to realize upon their assets and pay their debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business; (iii) assuming consummation of the issuance of the Securities as contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum, the Company and the Guarantors are not incurring debts or liabilities beyond their ability to pay as such debts and liabilities mature; and (iv) the Company and the Guarantors are not engaged in any business or transaction, and do not propose to engage in any business or transaction, for which their property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which the Company and the Guarantors is engaged.

(jj) No Restrictions on Subsidiaries. No subsidiary of the Parent is currently prohibited, nor to the knowledge of the Company, will Complete or any of its subsidiaries immediately following consummation of the Complete Merger be prohibited, directly or indirectly, under any agreement or other instrument to which it is or will be a party, as the case may be, or is subject, from paying any dividends to the Company or the Parent, from making any other distribution on such subsidiary’s capital stock or similar ownership interest, from repaying to the Company or the Parent any loans or advances to such subsidiary from the Company or the Parent or from transferring any of such subsidiary’s properties or assets to the Company or the Parent or any other subsidiary of the Parent, except in all instances for any such restrictions that will be permitted by the Indenture and with respect to Complete and its subsidiaries only, except for any such restrictions that may exist in the Existing Complete Indenture and the Complete Credit Agreement.

(kk) No Broker’s Fees. None of the Parent or any of its subsidiaries or, to the knowledge of the Company, Complete or any of its subsidiaries, is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against any of them or any Initial Purchaser for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Securities.

(ll) Rule 144A Eligibility. On the Closing Date, the Securities will not be of the same class as securities listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in an automated inter-dealer quotation system; and each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its respective date, contains or will contain all the information that, if requested by a prospective purchaser of the Securities, would be required to be provided to such prospective purchaser pursuant to Rule 144A(d)(4) under the Securities Act.

(mm) No Integration. None of the Company or any of its affiliates (as defined in Rule 501(b) of Regulation D) or, to the knowledge of the Company, Complete or any of its affiliates, has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act.

(nn) No General Solicitation or Directed Selling Efforts. None of the Company or any of its affiliates (or to the knowledge of the Company, Complete or any of its affiliates) or any other person acting on behalf of the Company or any of its affiliates or, to the knowledge of the Company, Complete or any of its affiliates (other than the Initial Purchasers, as to which no representation is made) has (i) solicited offers for, or offered or sold, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act or (ii) engaged in any directed selling efforts within the meaning of Regulation S under the Securities Act (“Regulation S”), and all such persons have complied with the offering restrictions requirement of Regulation S.

(oo) Securities Law Exemptions. Assuming the accuracy of the representations and warranties of the Initial Purchasers contained in Section 1(b) (including Annex C hereto) and their compliance with their agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Securities to the Initial Purchasers and the offer, resale and delivery of the Securities by the Initial Purchasers in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum, to register the Securities under the Securities Act or, until such time as the Exchange Securities are issued pursuant to an effective registration statement, to qualify the Indenture under the Trust Indenture Act.

(pp) No Stabilization. None of the Company or any of the Guarantors or, to the knowledge of the Company, Complete or any of the Complete Guarantors, has taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.

(qq) Margin Rules. Neither the issuance, sale and delivery of the Securities nor the application of the proceeds thereof by the Company as described in each of the Time of Sale Information and the Offering Memorandum will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.

(rr) Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) included or incorporated by reference in any of the Time of Sale Information or the Offering Memorandum has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(ss) Statistical and Market Data. Nothing has come to the attention of the Company or any Guarantor that has caused the Company or any Guarantor to believe that the statistical and market-related data included or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum is not based on or derived from sources that are reliable and accurate in all material respects.

(tt) Sarbanes-Oxley Act. There is and has been no failure on the part of the Parent or any of the Parent’s directors or officers or, to the knowledge of Parent, on the part of Complete or any of Complete’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications.

(uu) Reserve Data. The oil and natural gas reserve estimates of the Company and its subsidiaries as of December 31, 2010 and 2009 contained in the Time of Sale Information and the Offering Memorandum are derived from reports that have been prepared by, or have been audited by, either (a) Netherland, Sewell & Associates, Inc. or (b) DeGoyler and MacNaughton, as set forth and to the extent indicated therein, and such estimates fairly reflect, in all material respects, the oil and natural gas reserves of certain consolidated subsidiaries or equity method investments of the Parent, as applicable, at the dates indicated therein and are in accordance, in all material respects, with Commission guidelines applied on a consistent basis throughout the periods involved.

(vv) Independent Petroleum Engineers. Each of Netherland, Sewell & Associates, Inc. and DeGoyler and MacNaughton have represented to the Parent that they are, and the Parent believes them to be, independent petroleum engineers with respect to the Parent, its subsidiaries and equity method investments for the periods set forth in the Time of Sale Information and the Offering Memorandum.

4. Further Agreements of the Company and the Guarantors. The Company and each of the Guarantors jointly and severally covenant and agree with each Initial Purchaser that:

(a) Delivery of Copies. The Company will deliver, without charge, to the Initial Purchasers as many copies of the Preliminary Offering Memorandum, any other Time of Sale Information, any Issuer Written Communication and the Offering Memorandum (including all amendments and supplements thereto) as the Representative may reasonably request.

(b) Offering Memorandum, Amendments or Supplements. Before finalizing the Offering Memorandum or making or distributing any amendment or supplement to any of the Time of Sale Information or the Offering Memorandum or filing with the Commission any document that will be incorporated by reference therein, the Company will furnish to the Representative and counsel for the Initial Purchasers a copy of the proposed Offering Memorandum or such amendment or supplement or document to be incorporated by reference therein for review, and will not distribute any such proposed Offering Memorandum, amendment or supplement or file any such document with the Commission to which the Representative reasonably objects.

(c) Additional Written Communications. Before making, preparing, using, authorizing, approving or referring to any Issuer Written Communication, the Company and the Guarantors will furnish to the Representative and counsel for the Initial Purchasers a copy of such written communication for review and will not make, prepare, use, authorize, approve or refer to any such written communication to which the Representative reasonably objects.

(d) Notice to the Representative. The Company will advise the Representative promptly, and confirm such advice in writing, (i) of the issuance by any governmental or regulatory authority of any order preventing or suspending the use of any of the Time of Sale Information, any Issuer Written Communication or the Offering Memorandum or the initiation or threatening of any proceeding for that purpose; (ii) of the occurrence of any event at any time prior to the completion of the initial offering of the Securities as a result of which any of the Time of Sale Information, any Issuer Written Communication or the Offering Memorandum as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when such Time of Sale Information, Issuer Written Communication or the Offering Memorandum is delivered to a purchaser, not misleading; and (iii) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company will use its reasonable best efforts to prevent the issuance of any such order preventing or suspending the use of any of the Time of Sale Information, any Issuer Written Communication or the Offering Memorandum or suspending any such qualification of the Securities and, if any such order is issued, will obtain as soon as possible the withdrawal thereof.

(e) Time of Sale Information. If at any time prior to the Closing Date (i) any event shall occur or condition shall exist as a result of which any of the Time of Sale Information as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) it is necessary to amend or supplement any of the Time of Sale Information to comply with law, the Company will immediately notify the Initial Purchasers thereof and forthwith prepare and, subject to paragraph (b) above, furnish to the Initial Purchasers such amendments or supplements to any of the Time of Sale Information (or any document to be filed with the Commission and incorporated by reference therein) as may be necessary so that the statements in any of the Time of Sale Information as so amended or supplemented (including such documents to be incorporated by reference therein) will not, in light of the circumstances under which they were made, be misleading or so that any of the Time of Sale Information will comply with law.

(f) Ongoing Compliance of the Offering Memorandum. If at any time prior to the completion of the initial offering of the Securities (i) any event shall occur or condition shall exist as a result of which the Offering Memorandum as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Offering Memorandum is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Offering Memorandum to comply with law, the Company will immediately notify the Initial Purchasers thereof and forthwith prepare and, subject to paragraph (b) above, furnish to the Initial Purchasers such amendments or supplements to the Offering Memorandum (or any document to be filed with the Commission and incorporated by reference therein) as may be necessary so that the statements in the Offering Memorandum as so amended or supplemented (including such document to be incorporated by reference therein) will not, in the light of the circumstances existing when the Offering Memorandum is delivered to a purchaser, be misleading or so that the Offering Memorandum will comply with law.

(g) Blue Sky Compliance. The Company will cooperate with the Representative and counsel for the Initial Purchasers to qualify or register (or obtain exemptions from qualifying or registering) the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representative shall reasonably request and will continue such qualifications in effect so long as required for the offering and resale of the Securities; provided, that neither the Company nor any of the Guarantors shall be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent or take any action that would subject it to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

(h) Clear Market. During the period from the date hereof through and including the date that is 60 days after the date hereof, the Company and each of the Guarantors will not, without the prior written consent of the Representative, offer, sell, contract to sell or otherwise dispose of any debt securities issued or guaranteed by the Company or any of the Guarantors and having a tenor of more than one year. For the avoidance of doubt, the foregoing will not restrict the Company’s ability to borrow under the Existing Credit Agreement or the Amended and Restated Credit Facility.

(i) Use of Proceeds. The Company will apply the net proceeds from the sale of the Securities as described in each of the Time of Sale Information and the Offering Memorandum under the heading “Use of proceeds”.

(j) Supplying Information. While the Securities remain outstanding and are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, the Company and each of the Guarantors will, during any period in which the Company is not subject to and in compliance with Section 13 or 15(d) of the Exchange Act, furnish to holders of the Securities and prospective purchasers of the Securities designated by such holders, upon the request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

(k) DTC. The Company will cooperate with the Initial Purchasers in arranging for the Securities to be eligible for clearance and settlement through DTC.

(l) No Resales by the Company or Parent. Neither the Company nor the Parent will, and neither of them will permit any of their affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Securities that have been acquired by any of them, except for Securities purchased by the Company, the Parent or any of their affiliates and resold in a transaction registered under the Securities Act.

(m) No Integration. None of the Company, the Parent or any of their affiliates (as defined in Rule 501(b) of Regulation D) will, directly or through any agent, sell, offer for sale, solicit offers to buy or otherwise negotiate in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act.

(n) No General Solicitation or Directed Selling Efforts. None of the Company, the Parent or any of their affiliates or any other person acting on their behalf (other than the Initial Purchasers, as to which no covenant is given) will (i) solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act or (ii) engage in any directed selling efforts within the meaning of Regulation S, and all such persons will comply with the offering restrictions requirement of Regulation S.

(o) No Stabilization. Neither the Company nor any of the Guarantors will take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.

(p) Joinder Agreement, Indentures and Registration Rights Agreement. The Company and the Guarantors will use their best efforts to cause Complete and the Complete Guarantors to duly authorize, execute and deliver each of the Joinder Agreement, the Supplemental Indenture and the Joinder to the Registration Rights Agreement following consummation of the Complete Merger, but in any event no later than 15 days thereafter.

5. Certain Agreements of the Initial Purchasers. Each Initial Purchaser hereby represents and agrees that it has not and will not use, authorize use of, refer to, or participate in the planning for use of, any written communication that constitutes an offer to sell or the solicitation of an offer to buy the Securities other than (i) the Preliminary Offering Memorandum and the Offering Memorandum, (ii) any written communication that contains either (a) no “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) or (b) “issuer information” that was included (including through incorporation by reference) in the Preliminary Offering Memorandum or the Offering Memorandum, (iii) any written communication listed on Annex A or prepared pursuant to Section 4(c) above (including any electronic road show), (iv) any written communication prepared by such Initial Purchaser and approved by the Company in advance in writing or (v) any written communication relating to or that contains the preliminary or final terms of the Securities and/or other information that was included (including through incorporation by reference) in the Preliminary Offering Memorandum or the Offering Memorandum.

6. Conditions of Initial Purchasers’ Obligations. The obligation of each Initial Purchaser to purchase Securities on the Closing Date as provided herein is subject to the performance by the Company and each of the Guarantors of their respective covenants and other obligations hereunder and to the following additional conditions:

(a) Representations and Warranties. The representations and warranties of the Company and the Guarantors contained herein shall be true and correct on the date hereof and on and as of the Closing Date; and the statements of the Company, the Guarantors and their respective officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date.

(b) No Downgrade. Subsequent to the earlier of (A) the Time of Sale and (B) the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded the Securities or any other debt securities or preferred stock issued or guaranteed by the Parent or any of its subsidiaries by any “nationally recognized statistical rating organization”, as such term is defined under Section 3(a)(62) under the Exchange Act; and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of the Securities or of any other debt securities or preferred stock issued or guaranteed by the Parent or any of its subsidiaries (other than an announcement with positive implications of a possible upgrading).

(c) No Material Adverse Change. No event or condition of a type described in Section 3(e) hereof shall have occurred or shall exist, which event or condition is not described in each of the Time of Sale Information (excluding any amendment or supplement thereto) and the Offering Memorandum (excluding any amendment or supplement thereto) the effect of which in the judgment of the Representative makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum.

(d) Officer’s Certificate. The Representative shall have received on and as of the Closing Date a certificate of an executive officer of the Company and of each Guarantor who has specific knowledge of the Company’s or such Guarantor’s financial matters and is satisfactory to the Representative (i) confirming that such officer has carefully reviewed the Time of Sale Information and the Offering Memorandum and, to the knowledge of such officer, the representations set forth in Sections 3(a) and 3(b) hereof are true and correct, (ii) confirming that the other representations and warranties of the Company and the Guarantors in this Agreement are true and correct and that the Company and the Guarantors have complied with all agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date and (iii) to the effect set forth in paragraphs (b) and (c) above.

(e) Comfort Letters.

(i) On the date of this Agreement and on the Closing Date, KPMG LLP shall have furnished to the Representative, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information of the Parent and its subsidiaries contained or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum; provided that the letter delivered on the Closing Date shall use a “cut-off” date no more than three business days prior to the Closing Date.

(ii) On the date of this Agreement and on the Closing Date, Grant Thornton LLP shall have furnished to the Representative, at the request of Complete, letters, dated the respective dates of delivery thereof and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information of Complete and its subsidiaries contained or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum; provided that the letter delivered on the Closing Date shall use a “cut-off” date no more than three business days prior to the Closing Date.

(f) Opinion and 10b-5 Statement of Counsel for the Company and the Guarantors. Jones, Walker, Waechter, Poitevent, Carrère & Denègre L.L.P., counsel for the Company and the Guarantors, shall have furnished to the Initial Purchasers, at the request of the Company, their written opinion and 10b-5 statement, dated the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, to the effect set forth in Annex D hereto.

(g) Opinion and 10b-5 Statement of Counsel for the Initial Purchasers. The Initial Purchasers shall have received on and as of the Closing Date an opinion and 10b-5 statement of Simpson Thacher & Bartlett LLP, counsel for the Initial Purchasers, with respect to such matters as the Representative may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(h) No Legal Impediment to Issuance. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Securities or the issuance of the Guarantees; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Securities or the issuance of the Guarantees.

(i) Good Standing. The Representative shall have received on and as of the Closing Date satisfactory evidence of the good standing of the Parent and its subsidiaries in their respective jurisdictions of organization and their good standing in such other jurisdictions as the Representative may reasonably request, in each case in writing or any standard form of telecommunication, from the appropriate governmental authorities of such jurisdictions.

(j) Registration Rights Agreement. The Initial Purchasers shall have received a counterpart of the Registration Rights Agreement that shall have been executed and delivered by a duly authorized officer of the Company and each of the Guarantors.

(k) DTC. The Securities shall be eligible for clearance and settlement through DTC.

(l) Indenture and Securities. The Indenture shall have been duly executed and delivered by a duly authorized officer of the Company, each of the Guarantors and the Trustee, and the Securities shall have been duly executed and delivered by a duly authorized officer of the Company and duly authenticated by the Trustee.

(m) Credit Agreement Amendment. The Credit Agreement Amendment shall be in full force and effect consistent in all material respects with the terms described in the Time of Sale Information and the Offering Memorandum.

(n) Additional Documents. On or prior to the Closing Date, the Company and the Guarantors shall have furnished to the Representative such further certificates and documents as the Representative may reasonably request.

All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchasers.

7. Indemnification and Contribution.

(a) Indemnification of the Initial Purchasers. The Company and each of the Guarantors jointly and severally and, following the execution of the Joinder Agreement, Complete and the Complete Guarantors, jointly and severally with the Company and the Guarantors, agree to indemnify and hold harmless each Initial Purchaser, its affiliates, directors and officers and each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses reasonably incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum, any of the other Time of Sale Information, any Issuer Written Communication or the Offering Memorandum (or any amendment or supplement thereto) or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through the Representative expressly for use therein.

(b) Indemnification of the Company and the Guarantors. Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company, each of the Guarantors, each of their respective directors and officers and each person, if any, who controls the Company or any of the Guarantors within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Initial Purchaser furnished to the Company in writing by such Initial Purchaser through the Representative expressly for use in the Preliminary Offering Memorandum, any of the other Time of Sale Information, any Issuer Written Communication or the Offering Memorandum (or any amendment or supplement thereto), it being understood and agreed that the only such information consists of the following: the second and third sentences of the third paragraph and the penultimate paragraph under the caption “Plan of distribution” in the Preliminary Offering Memorandum and the Offering Memorandum.

(c) Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under paragraph (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under paragraph (a) or (b) above. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall be entitled to participate in and assume the defense thereof and shall retain counsel reasonably satisfactory to the Indemnified Person (who shall not, without the consent of the Indemnified Person, be counsel to the Indemnifying Person) to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 7 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for any Initial Purchaser, its affiliates, directors and officers and any control persons of such Initial Purchaser shall be designated in writing by J.P. Morgan Securities LLC and any such separate firm for the Company, the Guarantors, their respective directors and officers and any control persons of the Company and the Guarantors shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request or disputed in good faith the Indemnified Person’s entitlement to such reimbursement prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person could have been a party and indemnification is or could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(d) Contribution. If the indemnification provided for in paragraphs (a) or (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors on the one hand and the Initial Purchasers on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company and the Guarantors on the one hand and the Initial Purchasers on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors on the one hand and the Initial Purchasers on the other shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Company from the sale of the Securities and the total discounts and commissions received by the Initial Purchasers in connection therewith, as provided in this Agreement, bear to the aggregate offering price of the Securities. The relative fault of the Company and the Guarantors on the one hand and the Initial Purchasers on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or any Guarantor or by the Initial Purchasers and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. For the avoidance of doubt, until Complete and the Complete Guarantors or their respective directors and officers and control persons are entitled to indemnification from the Initial Purchasers pursuant to Section 7(b) hereof, such person shall not be entitled to contribution under this Section 7(d).

(e) Limitation on Liability. The Company, the Guarantors and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall an Initial Purchaser be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Initial Purchaser with respect to the offering of the Securities exceeds the amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers’ obligations to contribute pursuant to this Section 7 are several in proportion to their respective purchase obligations hereunder and not joint.

(f) Non-Exclusive Remedies. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.

8. Termination. This Agreement may be terminated in the absolute discretion of the Representative, by notice to the Company, if after the execution and delivery of this Agreement and on or prior to the Closing Date (i) trading generally shall have been suspended or materially limited on the New York Stock Exchange or the over-the-counter market; (ii) trading of any securities issued or guaranteed by the Company or any of the Guarantors shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Representative, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery, of the Securities on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum.

9. Defaulting Initial Purchaser.

(a) If, on the Closing Date, any Initial Purchaser defaults on its obligation to purchase the Securities that it has agreed to purchase hereunder, the non-defaulting Initial Purchasers may in their discretion arrange for the purchase of such Securities by other persons satisfactory to the Company on the terms contained in this Agreement. If, within 36 hours after any such default by any Initial Purchaser, the non-defaulting Initial Purchasers do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of 36 hours within which to procure other persons reasonably satisfactory to the non-defaulting Initial Purchasers to purchase such Securities on such terms. If other persons become obligated or agree to purchase the Securities of a defaulting Initial Purchaser, either the non-defaulting Initial Purchasers or the Company may postpone the Closing Date for up to five full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Initial Purchasers may be necessary in the Time of Sale Information, the Offering Memorandum

or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Time of Sale Information or the Offering Memorandum that effects any such changes. As used in this Agreement, the term “Initial Purchaser” includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule 1 hereto that, pursuant to this Section 9, purchases Securities that a defaulting Initial Purchaser agreed but failed to purchase.

(b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Company as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased does not exceed one-tenth of the aggregate principal amount of all the Securities, then the Company shall have the right to require each non-defaulting Initial Purchaser to purchase the principal amount of Securities that such Initial Purchaser agreed to purchase hereunder plus such Initial Purchaser’s pro rata share (based on the principal amount of Securities that such Initial Purchaser agreed to purchase hereunder) of the Securities of such defaulting Initial Purchaser or Initial Purchasers for which such arrangements have not been made.

(c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Company as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased exceeds one-tenth of the aggregate principal amount of all the Securities, or if the Company shall not exercise the right described in paragraph (b) above, then this Agreement shall terminate without liability on the part of the non-defaulting Initial Purchasers. Any termination of this Agreement pursuant to this Section 9 shall be without liability on the part of the Company or the Guarantors, except that the Company and each of the Guarantors will continue to be liable for the payment of expenses as set forth in Section 10 hereof and except that the provisions of Section 7 hereof shall not terminate and shall remain in effect.

(d) Nothing contained herein shall relieve a defaulting Initial Purchaser of any liability it may have to the Company, the Guarantors or any non-defaulting Initial Purchaser for damages caused by its default.

10. Payment of Expenses.

(a) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company and each of the Guarantors jointly and severally agree to pay or cause to be paid all costs and expenses incident to the performance of their respective obligations hereunder, including without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities and any taxes payable in that connection; (ii) the costs incident to the preparation and printing of the Preliminary Offering Memorandum, any other Time of Sale Information, any Issuer Written Communication and the Offering Memorandum (including any amendment or supplement thereto) and the distribution thereof; (iii) the costs of reproducing and distributing each of the Transaction Documents; (iv) the fees and expenses of the Company’s and the Guarantors’ counsel and independent accountants; (v) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities under the laws of such jurisdictions as the Representative may designate and the preparation, printing and distribution of a Blue Sky Memorandum (including the related fees and expenses of counsel for the Initial Purchasers); (vi) any fees charged by rating agencies for rating the Securities; (vii) the fees and expenses of the Trustee and any paying agent (including related fees and expenses of any counsel to such parties); (viii) all expenses and application fees incurred in connection with the approval of the Securities for book-entry transfer by DTC; and (ix) all expenses incurred by the Company in connection with any “road show” presentation to potential investors; provided that notwithstanding clause (ix) above, the Initial Purchasers shall pay one-half of the expenses associated with any chartered aircraft jointly used for the purposes of such “road show” presentations.

(b) If (i) this Agreement is terminated pursuant to Section 8(ii), (ii) the Company for any reason fails to tender the Securities for delivery to the Initial Purchasers or (iii) the Initial Purchasers decline to purchase the Securities for any reason permitted under this Agreement, the Company and each of the Guarantors jointly and severally agrees to reimburse the Initial Purchasers for all out-of-pocket costs and expenses (including the fees and expenses of their counsel) reasonably incurred by the Initial Purchasers in connection with this Agreement and the offering contemplated hereby.

11. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and any controlling persons referred to herein, (i) the affiliates, officers and directors of each Initial Purchaser referred to in Section 7 hereof and (ii) the officers and directors of each of the Company and the Guarantors referred to in Section 7 hereof. Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of Securities from any Initial Purchaser shall be deemed to be a successor merely by reason of such purchase.

12. Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company, the Guarantors and the Initial Purchasers contained in this Agreement or made by or on behalf of the Company, the Guarantors or the Initial Purchasers pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Company, the Guarantors or the Initial Purchasers.

13. Certain Defined Terms. For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act; (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City; (c) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act; (d) the term “written communication” has the meaning set forth in Rule 405 under the Securities Act; and (e) for purposes of the Company’s representations and warranties in Sections 3(d), 3(e), 3(f), 3(o), 3(p), 3(q), 3(r), 3(s), 3(t), 3(u),

3(v), 3(w), 3(x), 3(y), 3(z), 3(aa), 3(bb), 3(cc), 3(dd), 3(ee), 3(ff), 3(gg), 3(hh), 3(ii), 3(jj), 3(kk), 3(mm), 3(nn), 3(qq), and 3(tt) solely as they pertain to Complete and/or its subsidiaries, as applicable, “knowledge of the Company” means the actual knowledge of the members of the Parent’s senior management who have engaged in and managed the Parent’s diligence process and investigation of Complete and are the primary individuals at the Parent responsible for such acquisition and investigation, after due inquiry and investigation.

14. Compliance with USA Patriot Act. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Initial Purchasers are required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow the Initial Purchasers to properly identify their respective clients.

15. Miscellaneous.

(a) Authority of the Representative. Any action by the Initial Purchasers hereunder may be taken by J.P. Morgan Securities LLC on behalf of the Initial Purchasers, and any such action taken by J.P. Morgan Securities LLC shall be binding upon the Initial Purchasers.

(b) Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices to the Initial Purchasers shall be given to the Representative c/o J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179 (fax: (212) 270-1063); Attention: Jack D. Smith. Notices to the Company and the Guarantors shall be given to them at 601 Poydras Street, Suite 2400, New Orleans, Louisiana 70130 (fax: (504) 365-9665); Attention: Robert S. Taylor.

(c) Governing Law. This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(d) Counterparts. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.

(e) Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

(f) Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

Very truly yours,

SESI, L.L.C.
By: Superior Energy Services, Inc., its managing member
By	/s/ Robert S. Taylor

Name: Robert S. Taylor
Title: Executive Vice President, Chief Financial Officer and Treasurer

SUPERIOR ENERGY SERVICES, INC.
By	/s/ Robert S. Taylor

Name: Robert S. Taylor
Title: Executive Vice President, Chief Financial Officer and Treasurer

1105 PETERS ROAD, L.L.C.
ADVANCED OILWELL SERVICES, INC.
BLOWOUT TOOLS, INC.
CONCENTRIC PIPE AND TOOL RENTALS, L.L.C.
CONNECTION TECHNOLOGY, L.L.C.
CSI TECHNOLOGIES, LLC
DRILLING LOGISTICS, L.L.C.
FASTORQ, L.L.C.
H.B. RENTALS, L.C.
INTERNATIONAL SNUBBING SERVICES, L.L.C.
NON-MAGNETIC RENTAL TOOLS, L.L.C.
PRODUCTION MANAGEMENT INDUSTRIES, L.L.C.
SEMO, L.L.C.
SEMSE, L.L.C.
STABIL DRILL SPECIALITIES, L.L.C.
SUB-SURFACE TOOLS, L.L.C.
SUPERIOR HOLDING, INC.
SUPERIOR ENERGY SERVICES COLOMBIA, LLC
SUPERIOR ENERGY SERVICES, L.L.C.
SUPERIOR INSPECTION SERVICES, L.L.C.
WARRIOR ENERGY SERVICES CORPORATION
WILD WELL CONTROL, INC.
WORKSTRINGS INTERNATIONAL, L.L.C.

By	/s/ Robert S. Taylor

Name: Robert S. Taylor
Title: Authorized Representative

Accepted: November 21, 2011

J.P. MORGAN SECURITIES LLC

For itself and on behalf of the

several Initial Purchasers listed

in Schedule 1 hereto.

By	/s/ Jack D. Smith
Authorized Signatory

SCHEDULE 1

Initial Purchasers	Principal Amount
J.P. Morgan Securities LLC	$280,000,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated	$120,000,000
Wells Fargo Securities, LLC	$120,000,000
Capital One Southcoast, Inc.	$40,000,000
RBC Capital Markets, LLC	$40,000,000
Scotia Capital (USA) Inc.	$40,000,000
CIBC World Market Corp.	$20,000,000
Citigroup Global Markets Inc.	$20,000,000
Comerica Securities, Inc.	$20,000,000
HSBC Securities (USA) Inc.	$20,000,000
Morgan Keegan & Company, Inc.	$20,000,000
Banco Bilbao Vizcaya Argentaria, S.A.	$16,000,000
PNC Capital Markets LLC	$16,000,000
Standard Chartered Bank	$16,000,000
Johnson Rice & Company L.L.C.	$12,000,000

Total	$800,000,000